October 1, 2007

CROFT FUNDS CORPORATION

Croft Value Fund

Croft Income Fund

Supplement to Prospectus and Statement of Additional Information Dated August 17, 2007

Notice of Decrease in Operating Expenses for the Croft Value Fund

Effective October 1, 2007, the Fund's investment manager has agreed to increase the amount of fee waivers and/or expense reimbursements for the Croft Value Fund (the "Fund") so that the Fund's Net Annual Operating Expenses are reduced from 1.51% of the Fund's average net assets to 1.49% of average net assets.  As a result, the Fund's Annual Fund Operating Expense table and 1Year Example beginning on page 5 of the Prospectus have been revised as follows:

Fees and Expenses of the Funds

These tables describe the fees and expenses you may pay if you buy and hold shares of the Funds.

		Value Fund	Income Fund

Shareholder Fees	Early Redemption Fee (as a percentage of amount redeemed)*	2.00%	2.00%
(fees paid directly from your investment)

The Funds do not charge sales loads.	Annual Fund Operating Expenses
Redemption proceeds wired to a	(expenses deducted from Fund assets)
designated account at the
shareholder’s request however	Management Fees	0.94%	0.79%
will be reduced by a wire
redemption fee of $20.	Distribution (12b-1) Fees**	0.25%	0.25%

	Other Expenses	0.47%	0.62%

	Acquired Fund Fees and Expenses***	0.01%	0.04%

	Total Annual Fund
	Operating Expenses	1.67%	1.70%

	Less Waivers/Reimbursements****	0.18%	0.56%

	Net Annual Fund Operating Expenses	1.49%	1.14%

	* The Fund will deduct a 2.00% redemption fee from your redemption proceeds if you purchase share and then redeem those shares within 30 days.
	** Distribution (12b-1) Fees do not reflect actual operating expenses during the past fiscal year but have been restated to reflect fees for the current fiscal year.

*** Acquired Fund Fees and Expenses are the indirect costs of investing in other funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Funds’ financial statements (or the Financial Highlights table in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect costs of investing in other funds.

**** The Manager has contractually agreed to waive its fees and/or reimburse Fund expenses through October 1, 2008 to limit Total Annual Fund Operating Expenses (excluding brokerage commissions, underlying fund fees and expenses or extraordinary expenses) to 1.48%  for the Value Fund and 1.10% for the Income Fund.

Example:  The following Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example is based on Net Annual Fund Operating Expenses for the 1st year and Total Annual Fund Operating Expenses for the remaining periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  This hypothetical rate of return is not intended to be representative of past or future performance.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Value Fund	$152	$511	$892	$1,963
Income Fund	$116	$481	$870	$1,962

In addition, the paragraph on page 11 of the "Management of the Funds" section of the Statement of Additional Information has been revised as follows:

From September 30, 2007 through October 1, 2008, the Manager has contractually agreed to waive its management fees or reimburse Fund expenses to limit the overall expense ratios for the Value Fund and Income Fund (excluding ordinary brokerage commissions, underlying fund fees and expenses and extraordinary expenses) to 1.48% and 1.10%, respectively, of the Fund’s average net assets.  This arrangement may enhance the Funds’ performance.

Croft Funds Corporation

Canton House, 300 Water Street

Baltimore, Maryland 21202

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.